Exhibit 10.59



           [Letterhead of GE Capital Franchise Finance Corporation]




                                 January 28, 2002



Shoney's, Inc.
Shoney's Properties Group 1, LLC
Shoney's Properties Group 2, LLC
Shoney's Properties Group 3, LLC
Shoney's Properties Group 4, LLC
Shoney's Properties Group 5, LLC
Shoney's Properties Group 6, LLC
1727 Elm Hill Pike
Nashville, TN  37210
Attn: Andrew L. Schwarcz

     Re: Fixed-Charge Coverage Ratio Compliance for loans to Shoney's Properties Group 1, LLC, a Delaware limited liability company ("Group 1"), Shoney's Properties Group 2, LLC, a Delaware limited liability company ("Group 2"), Shoney's Properties Group 3, LLC, a Delaware limited liability company ("Group 3"), Shoney's Properties Group 4, LLC, a Delaware limited liability company ("Group 4"), Shoney's Properties Group 5, LLC, a Delaware limited liability company ("Group 5"), Shoney's Properties Group 6, LLC, a Delaware limited liability company ("Group 6"), and Shoney's, Inc., a Tennessee corporation ("Shoney's") (Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Shoney's are sometimes individually referred to herein as a "Borrower" and collectively referred to herein as the "Borrowers")

Dear Mr. Schwarcz:

     As you know, GE Capital Franchise Finance Corporation ("GEC Franchise Finance"), the successor by merger to FFCA Funding Corporation and FFCA Acquisition Corporation, entered into separate loan transactions with, and received certain promissory notes from, each of the Borrowers.




Shoney's, Inc., et al.
January 28, 2002
Page 2


     The loan documents and promissory notes, as the same may have been amended, that evidence the loans to Group 1 are collectively referred to herein as the "Group 1 Loan Documents"; the loan documents and promissory notes, as the same may have been amended, that evidence the loans to Group 2 are collectively referred to herein as the "Group 2 Loan Documents"; the loan documents and promissory notes, as the same may have been amended, that evidence the loans to Group 3 are collectively referred to herein as the "Group 3 Loan Documents"; the loan documents and promissory notes, as the same may have been amended, that evidence the loans to Group 4 are collectively referred to herein as the "Group 4 Loan Documents"; the loan documents and promissory notes, as the same may have been amended, that evidence the loans to Group 5 are collectively referred to herein as the "Group 5 Loan Documents"; the loan documents and promissory notes, as the same may have been amended, that evidence the loans to Group 6 are collectively referred to herein as the "Group 6 Loan Documents"; and the loan documents and promissory notes, as the same may have been amended, that evidence the loans to Shoney's are collectively referred to herein as the "Shoney's Loan Documents." The Group 1 Loan Documents, the Group 2 Loan Documents, the Group 3 Loan Documents, the Group 4 Loan Documents, the Group 5 Loan Documents, the Group 6 Loan Documents and the Shoney's Loan Documents are sometimes collectively referred to herein as the "Loan Documents."

     The loan transaction evidenced by the Group 1 Loan Documents is sometimes referred to herein as the "Group 1 Transaction"; the loan transaction evidenced by the Group 2 Loan Documents is sometimes referred to herein as the "Group 2 Transaction"; the loan transaction evidenced by the Group 3 Loan Documents is sometimes referred to herein as the "Group 3 Transaction"; the loan transaction evidenced by the Group 4 Loan Documents is sometimes referred to herein as the "Group 4 Transaction"; the loan transaction evidenced by the Group 5 Loan Documents is sometimes referred to herein as the "Group 5 Transaction"; the loan transaction evidenced by the Group 6 Loan Documents is sometimes referred to herein as the "Group 6 Transaction"; and the loan transaction evidenced by the Shoney's Loan Documents is sometimes referred to herein as the "Shoney's Transaction." The Group 1 Transaction, the Group 2 Transaction, the Group 3 Transaction, the Group 4 Transaction, the Group 5 Transaction, the Group 6 Transaction and the Shoney's Transaction are sometimes individually referred to herein as a "Transaction" and collectively referred to herein as the "Transactions."

     Although GEC Franchise Finance no longer owns the Group 3 Transaction, the Group 4 Transaction and the Shoney's Transaction, GEC Franchise Finance currently services those Transactions on behalf of the owners thereof, and is authorized to provide this letter on their behalf as Master Servicer.





Shoney's, Inc., et al.
January 28, 2002
Page 3


     In this regard, the Borrowers have requested, and GEC Franchise Finance has approved, the substitution of certain properties that secure one Transaction (or presently do not secure any Transaction) for certain properties that secure other Transactions (collectively, the "Collateral Substitutions") so that, upon completion of the Collateral Substitutions, the properties that secure the Group 3 Transaction will be as set forth in Schedule A attached hereto, the properties that secure the Group 4 Transaction will be as set forth in Schedule B attached hereto, and the properties that secure the Shoney's Transaction will be as set forth in Schedule C attached hereto. The Borrowers have requested the Collateral Substitutions in order to cause the Group 3 Transaction, the Group 4 Transaction and the Shoney's Transaction to be in compliance with the requirements contained within the Group 3 Loan Documents, the Group 4 Loan Documents and the Shoney's Loan Documents, respectively, for the maintenance of an aggregate Fixed Charge Coverage Ratio of 1.25:1 (the "FCCR Requirement").

     In response to the request for the approval and consent of the Collateral Substitutions, GEC Franchise Finance agrees and consents, subject to the terms of this letter, to the Collateral Substitutions as described by specific transaction in Schedule D attached hereto. GEC Franchise Finance's consent to the Collateral Substitutions is subject to the completion of the Collateral Substitutions as soon as practicable, but in any event, all Collateral Substitutions as set forth in Schedule D attached hereto must be completed no later than September 30, 2002. In this regard, GEC Franchise Finance acknowledges that the Collateral Substitutions are currently underway and that a significant number of the Collateral Substitutions have been or will be completed upon the execution of this letter agreement. Therefore, subject to the completion of the Collateral Substitutions as approved by GEC Franchise Finance herein, with regard to the FCCR Requirement, the calculation of the FCCR Requirement up to and including the last day of the fiscal years of the Borrowers ending in 2001, and in 2002, for the Group 3 Transaction shall be based upon the properties listed in Schedule A attached hereto, the calculation of the FCCR Requirement for the Group 4 Transaction shall be based upon the properties listed in Schedule B attached hereto, and the calculation of the FCCR Requirement for the Shoney's Transaction shall be based upon the properties listed in Schedule C attached hereto.

     Schedule E attached hereto sets forth (i) certain properties that will secure the Group 1 Transaction, the Group 2 Transaction, the Group 5 Transaction and the Group 6 Transaction upon the completion of the Collateral Substitutions, and (ii) certain properties that have been sold by the applicable Borrower as of the date of this letter but otherwise may be included in computing compliance with the FCCR Requirement up to and including the last day of the fiscal year ending in 2001 of the applicable Borrower. Subject to the completion of the Collateral Substitutions as approved by GEC Franchise Finance herein, for purposes of calculating the FCCR Requirement for the Group 1 Transaction, the Group 2 Transaction, the Group 5 Transaction and the Group 6 Transaction up to and including the last day of the fiscal years of





Shoney's, Inc., et al.
January 28, 2002
Page 4


the Borrowers ending in 2001, and in 2002, GEC Franchise Finance has agreed that the FCCR Requirement shall be applied to the properties set forth in Schedule E attached hereto on a aggregate basis, provided, however, that, each of the properties marked with an asterisk on Schedule E hereto (which indicates that each such property has been previously sold to a third party purchaser, is or will be the subject of one of the Collateral Substitutions, or has been excluded from the calculation of the FCCR Requirement for the fiscal years of the applicable Borrower ending in 2001, and in 2002, pursuant to a forbearance letter, dated of even date herewith, from GEC Franchise Finance to the applicable Borrower) shall be excluded from the calculation of the FCCR Requirement for the fiscal years of the Borrowers ending in 2001, and in 2002. Therefore, subject to Borrowers' compliance with all of the terms and provisions of this letter agreement, to the extent that the properties listed in Schedule E attached hereto to be included in the calculation of the FCCR Requirement as set forth above meet the FCCR Requirement on an aggregate basis up to and including the last day of the fiscal years of the Borrowers ending in 2001, and in 2002, each of the Group 1 Transaction, the Group 2 Transaction, the Group 5 Transaction and the Group 6 Transaction shall be deemed to be in compliance with the FCCR Requirement for that Transaction.

     The consent and agreement of GEC Franchise Finance to the method of calculating the FCCR Requirement as set forth in this letter agreement is contingent upon: (i) the full and complete performance by each of the Borrowers of its obligations under the Loan Documents; (ii) the completion of the Collateral Substitutions approved hereunder within the time period specified herein; (iii) the non-existence of facts that, if known to GEC Franchise Finance, GEC Franchise Finance would deem material to its willingness to execute this letter agreement. If an event of default occurs under the Loan Documents, including, but not limited to, the failure to pay any and all sums due under the Loan Documents by any of the Borrowers or if any of the Borrowers files, initiates any proceeding, or should seek any protection under the Code or any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), or becomes the subject of either a petition under the Code or an Action, then this letter agreement shall be deemed automatically null and void and of no force or effect whatsoever.

     This letter fully amends, restates, supersedes and, therefore, replaces any previous letter or letters relating to the approval of the Collateral Substitutions and the FCCR Requirement, and all such previous letters shall be deemed terminated and of no force or effect whatsoever, provided, however, that the provisions of this paragraph shall not affect any other letters of forbearance issued by GEC Franchise Finance to one or more of the Borrowers and dated of even date herewith (collectively, the "Forbearance Letters"), and the Forbearance Letters shall remain in full force and effect.




Shoney's, Inc., et al.
January 28, 2002
Page 5



                                        GE CAPITAL FRANCHISE FINANCE
                                        CORPORATION, a Delaware corporation



                                        By: /s/ Gregg A. Seibert
                                           ---------------------------------
                                        Its: Senior Vice President
                                             -------------------------------








Shoney's, Inc.
January 28, 2002
Page 6



Acknowledged, Understood and Agreed this
28th day of January, 2002, by:


SHONEY'S PROPERTIES GROUP 1, LLC,
a Delaware limited liability company

By: Shoney's, Inc., a Tennessee corporation,
    its Managing Member


By: /s/ F. E. McDaniel, Jr.
    ----------------------------------------
    F.E. McDaniel, Jr.
    Secretary, Treasurer and General Counsel


SHONEY'S PROPERTIES GROUP 2, LLC,
a Delaware limited liability company

By: Shoney's, Inc., a Tennessee corporation,
    its Managing Member


By: /s/ F. E. McDaniel, Jr.
    ----------------------------------------
    F.E. McDaniel, Jr.
    Secretary, Treasurer and General Counsel

SHONEY'S PROPERTIES GROUP 3, LLC,
a Delaware limited liability company

By: Shoney's, Inc., a Tennessee corporation,
    its Managing Member


By: /s/ F. E. McDaniel, Jr.
    ----------------------------------------
    F.E. McDaniel, Jr.
    Secretary, Treasurer and General Counsel




Shoney's, Inc., et al.
January 28, 2002
Page 7



SHONEY'S PROPERTIES GROUP 4, LLC,
a Delaware limited liability company

By: Shoney's, Inc., a Tennessee corporation,
    its Managing Member


By: /s/ F. E. McDaniel, Jr.
    ----------------------------------------
    F.E. McDaniel, Jr.
    Secretary, Treasurer and General Counsel


SHONEY'S PROPERTIES GROUP 5, LLC,
a Delaware limited liability company

By: Shoney's, Inc., a Tennessee corporation,
    its Managing Member


By: /s/ F. E. McDaniel, Jr.
    ----------------------------------------
    F.E. McDaniel, Jr.
    Secretary, Treasurer and General Counsel


SHONEY'S PROPERTIES GROUP 6, LLC,
a Delaware limited liability company

By: Shoney's, Inc., a Tennessee corporation,
    its Managing Member


By: /s/ F. E. McDaniel, Jr.
    ----------------------------------------
    F.E. McDaniel, Jr.
    Secretary, Treasurer and General Counsel


SHONEY'S, INC., a Tennessee corporation,


By: /s/ F. E. McDaniel, Jr.
    ----------------------------------------
    F.E. McDaniel, Jr.
    Secretary, Treasurer and General Counsel



Schedules omitted due to immateriality.